Other Non-Current Assets (Table) (Details) - USD ($) $ in Thousands	Jun. 30, 2015	Dec. 31, 2014
OTHER NON-CURRENT ASSETS:
Deferred operating expenses	$ 0	$ 43,327
Security deposits for derivatives	550	550
Prepaid investments	0	57,910
Intangible assets, net	0	4,732
Above-market acquired time charter contracts	0	1,373
Total	$ 550	$ 107,892